Exhibit 99.2

SECOND QUARTER | 2014

SUPPLEMENTAL REPORTING PACKAGE

DCT INDUSTRIAL

F-1

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Investment in Unconsolidated Ventures Summary	14
Definitions	15-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the strength of the United States economic recovery and global economic recovery;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions, dispositions and development;

•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Second Quarter 2014	Page 1
Supplemental Reporting Package

Quarterly Highlights

Portfolio Repositioning (1)	Portfolio Occupancy (%)(2)

Total Leasing Volume (square feet, in millions)	Acquisitions and Dispositions(3) ($ in millions)

Top 10 Markets(4)

Consolidated Operating

	ABR	Occupancy	Occupancy(2)
Market	(thousands)	Q2 2014	Q2 2013	Change
Southern California	$28,962	94.8%	93.9%	0.9%
Chicago	25,339	91.6%	97.3%	-5.7%
Houston	20,867	95.8%	94.9%	0.9%
Dallas	17,209	95.9%	95.1%	0.8%
Northern California	16,177	90.0%	95.6%	-5.6%
Atlanta	14,506	89.5%	87.2%	2.3%
Cincinnati	12,358	97.9%	95.7%	2.2%
Baltimore/Washington D.C.	11,379	89.7%	93.0%	-3.3%
Pennsylvania	11,322	92.1%	68.3%	23.8%
New Jersey	10,773	97.0%	95.3%	1.7%

Total/Weighted Average	$168,892	93.2%	92.2%	1.0%

(1)	Percentages are based on annualized base rent as previously reported.
(2)	Prior period amounts are as previously reported.
(3)	Includes consolidated property acquisitions or dispositions.
(4)	Based on annualized base rent as of June 30, 2014. Occupancy is as of period end.

Second Quarter 2014	Page 2
Supplemental Reporting Package

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
REVENUES:
Rental revenues	$83,302	$69,324	$165,921	$136,633
Institutional capital management and other fees	308	707	1,072	1,520

Total revenues	83,610	70,031	166,993	138,153

OPERATING EXPENSES:
Rental expenses	9,433	8,945	21,835	17,294
Real estate taxes	13,711	11,607	26,908	22,186
Real estate related depreciation and amortization	37,270	31,594	73,703	61,790
General and administrative	7,498	7,362	14,332	13,703
Impairment losses	376	—	4,735	—
Casualty and involuntary conversion (gain) loss	(340)	58	(340)	(2)

Total operating expenses	67,948	59,566	141,173	114,971

Operating income	15,662	10,465	25,820	23,182
OTHER INCOME (EXPENSE):
Development profit, net of taxes	1,288	—	2,016	268
Equity in earnings of unconsolidated joint ventures, net	697	571	4,310	962
Gain on acquisitions and dispositions of real estate interests	—	—	2,045	—
Interest expense	(16,182)	(15,327)	(32,238)	(32,187)
Interest and other income (expense)	(23)	63	5	227
Income tax benefit (expense) and other taxes	241	(323)	184	(432)

Income (loss) from continuing operations	1,683	(4,551)	2,142	(7,980)
Discontinued operations:
Operating income and other expenses	98	1,587	239	3,775
Gain on dispositions of real estate interests from discontinued operations	5,117	14,631	4,985	17,508

Income from discontinued operations	5,215	16,218	5,224	21,283

Income before gain on sale of real estate	6,898	11,667	7,366	13,303
Gain on sale of real estate	372	—	372	—

Consolidated net income of DCT Industrial Trust Inc.	7,270	11,667	7,738	13,303
Net income attributable to noncontrolling interests	(469)	(858)	(620)	(1,215)

Net income attributable to common stockholders	6,801	10,809	7,118	12,088

Distributed and undistributed earnings allocated to participating securities	(170)	(174)	(336)	(346)

Adjusted net income attributable to common stockholders	$6,631	$10,635	$6,782	$11,742

EARNINGS PER COMMON SHARE – BASIC
Income (loss) from continuing operations	$0.01	$(0.02)	$0.01	$(0.03)
Income from discontinued operations	0.01	0.06	0.01	0.07

Net income attributable to common stockholders	$0.02	$0.04	$0.02	$0.04

EARNINGS PER COMMON SHARE – DILUTED
Income (loss) from continuing operations	$0.01	$(0.02)	$0.01	$(0.03)
Income from discontinued operations	0.01	0.06	0.01	0.07

Net income attributable to common stockholders	$0.02	$0.04	$0.02	$0.04

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	329,119	290,977	326,543	286,047
Diluted	330,252	290,977	327,635	286,047

Second Quarter 2014	Page 3
Supplemental Reporting Package

Consolidated Balance Sheets

(amounts in thousands)

	June 30,	December 31,
	2014	2013
	(unaudited)
ASSETS:
Operating properties	$3,631,377	$3,442,442
Properties under development	109,602	142,903
Properties under redevelopment	—	12,194
Properties in pre-development including land held	50,019	73,512

Total investment in properties	3,790,998	3,671,051
Less accumulated depreciation and amortization	(699,087)	(654,097)

Net investment in properties	3,091,911	3,016,954
Investments in and advances to unconsolidated joint ventures	100,301	124,923

Net investment in real estate	3,192,212	3,141,877
Cash and cash equivalents	20,335	32,226
Restricted cash	9,850	12,621
Deferred loan costs, net	9,144	10,251
Straight-line rent and other receivables, net	53,043	46,247
Other assets, net	13,667	14,545
Assets held for sale	43,725	8,196

Total assets	$3,341,976	$3,265,963

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$61,623	$63,281
Distributions payable	24,648	23,792
Tenant prepaids and security deposits	24,007	28,542
Other liabilities	10,877	10,122
Intangible lease liabilities, net	20,731	20,389
Line of credit	73,000	39,000
Senior unsecured notes	1,122,512	1,122,407
Mortgage notes	284,728	290,960
Liabilities related to assets held for sale	5,137	278

Total liabilities	1,627,263	1,598,771

Total stockholders’ equity	1,598,509	1,543,806
Noncontrolling interests	116,204	123,386

Total liabilities and equity	$3,341,976	$3,265,963

Second Quarter 2014	Page 4
Supplemental Reporting Package

Funds from Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Reconciliation of net income attributable to common stockholders to FFO:
Net income attributable to common stockholders	$6,801	$10,809	$7,118	$12,088
Adjustments:
Real estate related depreciation and amortization	37,270	34,171	73,703	66,861
Equity in earnings of unconsolidated joint ventures, net	(697)	(571)	(4,310)	(962)
Equity in FFO of unconsolidated joint ventures	2,546	2,442	5,262	4,795
Impairment losses on depreciable real estate	376	—	4,867	—
Gain on acquisitions and dispositions of real estate interests	(5,489)	(14,662)	(7,534)	(17,539)
Gain on dispositions of non-depreciable real estate	—	31	98	31
Noncontrolling interest in the above adjustments	(1,876)	(1,516)	(4,040)	(3,839)
FFO attributable to unitholders	2,056	2,065	4,050	4,282

FFO attributable to common stockholders and unitholders(1)	40,987	32,769	79,214	65,717

Adjustments:
Acquisition costs	609	828	1,334	1,205

FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$41,596	$33,597	$80,548	$66,922

FFO per common share and unit — basic and diluted	$0.12	$0.10	$0.23	$0.21

FFO, as adjusted, per common share and unit — basic and diluted	$0.12	$0.11	$0.23	$0.22

FFO weighted average common shares and units outstanding:
Common shares for earnings per share—basic	329,119	290,977	326,543	286,047
Participating securities	2,486	2,555	2,357	2,404
Units	17,358	19,646	17,590	19,963

FFO weighted average common shares, participating securities and units outstanding – basic	348,963	313,178	346,490	308,414
Dilutive common stock equivalents	1,133	901	1,092	855

FFO weighted average common shares, participating securities and units outstanding – diluted	350,096	314,079	347,582	309,269

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).

Second Quarter 2014	Page 5
Supplemental Reporting Package

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
NET OPERATING INCOME:(1)
Rental revenues	$83,302	$69,324	$165,921	$136,633
Rental expenses and real estate taxes	(23,144)	(20,552)	(48,743)	(39,480)

Net operating income(2)	$60,158	$48,772	$117,178	$97,153

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	65,438	62,590	65,438	62,590
Average occupancy	92.1%	90.3%	91.8%	90.5%
Occupancy as of period end	92.4%	90.5%	92.4%	90.5%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	65,117	61,338	65,117	61,338
Average occupancy	93.1%	91.7%	92.7%	92.1%
Occupancy as of period end	92.9%	91.9%	92.9%	91.9%
SAME STORE PROPERTIES:(4)
Square feet as of period end	53,672	53,672	52,830	52,830
Average occupancy	93.3%	92.1%	92.9%	92.3%
Occupancy as of period end	93.0%	92.7%	92.9%	92.7%
Rental revenues	$69,490	$67,456	$137,441	$132,531
Rental expenses and real estate taxes	(19,485)	(20,016)	(40,394)	(38,201)

Same store net operating income	50,005	47,440	97,047	94,330
Less: revenue from lease terminations	—	(196)	(925)	(311)
Add: early termination straight-line rent adjustment	103	234	366	253

Net operating income (excluding revenue from lease terminations)	50,108	47,478	96,488	94,272

Less: straight-line rents, net of related bad debt expense	(1,745)	(995)	(2,569)	(1,984)
Less: amortization of below market rents, net	(344)	(387)	(695)	(786)

Cash net operating income (excluding revenue from lease terminations)	$48,019	$46,096	$93,224	$91,502

Net operating income growth (excluding revenue from lease terminations)	5.5%		2.4%
Cash net operating income growth (excluding revenue from lease terminations)	4.2%		1.9%
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$3,227	$1,234	$5,338	$2,771
Straight-line rent receivable (balance sheet)(3)	$46,693	$40,339	$46,693	$40,339
Net amortization of below market rents – increase to revenue(3)	$473	$400	$900	$799
Capitalized interest	$2,011	$1,907	$3,959	$3,951
Noncash interest expense(3)	$1,170	$1,054	$2,307	$2,100
Stock-based compensation amortization	$1,457	$1,283	$2,761	$2,356
Revenue from lease terminations(3)	$680	$196	$1,605	$311
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$460	$348	$789	$519
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development	$31,586	$26,943	$57,838	$48,410
Redevelopment	351	1,391	714	3,168
Due diligence	1,679	2,241	3,735	2,855
Casualty expenditures	10	167	402	2,286
Building and land improvements	3,012	2,844	4,554	3,771
Tenant improvements and leasing costs	9,681	5,972	19,359	12,015

Total capital expenditures	$46,319	$39,558	$86,602	$72,505

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to income (loss) from continuing operations in Definitions.
(3)	Includes discontinued operations and assets held for sale.
(4)	See the Definitions for same store properties.

Second Quarter 2014	Page 6
Supplemental Reporting Package

Property Overview

As of June 30, 2014

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(5)	Annualized Base Rent(2) (6)		Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING:
Atlanta	39	100.0%	6,356	9.7%	89.5%	$14,506		6.1%
Baltimore/Washington D.C.	19	100.0%	2,236	3.4%	89.7%	11,379		4.8%
Charlotte	1	100.0%	472	0.7%	100.0%	1,604		0.7%
Chicago	37	100.0%	8,341	12.7%	91.6%	25,339		10.7%
Cincinnati	31	100.0%	3,782	5.8%	97.9%	12,358		5.2%
Columbus	12	100.0%	3,480	5.3%	95.8%	7,343		3.1%
Dallas	35	100.0%	5,231	8.0%	95.9%	17,209		7.2%
Denver	2	100.0%	278	0.4%	94.4%	1,227		0.5%
Houston	45	100.0%	3,758	5.8%	95.8%	20,867		8.8%
Indianapolis	7	100.0%	2,299	3.5%	72.6%	5,996		2.5%
Louisville	3	100.0%	1,109	1.7%	100.0%	3,687		1.5%
Memphis	8	100.0%	3,712	5.7%	88.4%	8,922		3.7%
Miami	10	100.0%	1,362	2.1%	99.8%	10,203		4.3%
Nashville	4	100.0%	2,064	3.2%	97.9%	6,066		2.5%
New Jersey	15	100.0%	2,033	3.1%	97.0%	10,773		4.5%
Northern California	27	100.0%	3,171	4.8%	90.0%	16,177		6.8%
Orlando	20	100.0%	1,864	2.8%	95.0%	6,733		2.8%
Pennsylvania	14	100.0%	2,828	4.3%	92.1%	11,322		4.8%
Phoenix	19	100.0%	2,211	3.4%	89.0%	7,642		3.2%
Seattle	18	100.0%	1,981	3.1%	97.8%	9,884		4.1%
Southern California	43	93.6%	6,549	10.0%	94.8%	28,962		12.2%

Total/weighted average – operating properties	409	99.4%	65,117	99.5%	92.9%	238,199		100.0%

DEVELOPMENT PROPERTIES:
Houston	1	100.0%	133	0.2%	0.0%	—		0.0%
Seattle	1	100.0%	188	0.3%	0.0%	—		0.0%

Total/weighted average – development properties	2	100.0%	321	0.5%	0.0%	—		0.0%

Total/weighted average – consolidated properties	411	99.4%	65,438	100.0%	92.4%	$238,199	(3)	100.0%

See footnotes on next page.

Second Quarter 2014	Page 7
Supplemental Reporting Package

Property Overview

(continued)

As of June 30, 2014

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(5)	Annualized Base Rent(2)	Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES:
IDI (Nashville and Savannah)	2	50.0%	1,060	12.4%	84.3%	$2,311	8.0%
Southern California Logistics Airport(4)	6	50.0%	2,160	25.2%	99.6%	7,932	27.3%

Total/weighted average – unconsolidated operating properties	8	50.0%	3,220	37.6%	94.6%	10,243	35.3%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Chicago	2	20.0%	1,033	12.1%	100.0%	3,558	12.2%
Cincinnati	1	20.0%	543	6.4%	100.0%	1,656	5.7%
Dallas	1	20.0%	540	6.3%	100.0%	1,408	4.8%
Denver	5	20.0%	772	9.0%	97.4%	3,752	12.9%
Louisville	4	10.0%	736	8.6%	100.0%	2,365	8.1%
Nashville	2	20.0%	1,020	11.9%	100.0%	2,768	9.5%
Orlando	2	20.0%	696	8.1%	100.0%	3,354	11.5%

Total/weighted average – co-investment operating properties	17	18.6%	5,340	62.4%	99.6%	18,861	64.7%

Total/weighted average – unconsolidated properties	25	30.4%	8,560	100.0%	97.7%	$29,104	100.0%

SUMMARY:
Total/weighted average – operating properties	434	91.3%	73,677	99.6%	93.4%	$267,303	100.0%
Total/weighted average – development properties	2	100.0%	321	0.4%	0.0%	—	0.0%

Total/weighted average – all properties	436	91.4%	73,998	100.0%	93.0%	$267,303	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of June 30, 2014, multiplied by 12.
(3)	Excludes total annualized base rent associated with tenants currently in free rent periods of $17.1 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(5)	Based on leases commenced as of June 30, 2014.
(6)	Excludes total annualized base rent of $1.7 million from one non-industrial property acquired for future development.

Second Quarter 2014	Page 8
Supplemental Reporting Package

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
SECOND QUARTER 2014
New	38	1,455	6.2%	12.1%	55	$4,758	$3.27
Renewal	34	2,206	2.4%	7.5%	40	3,287	1.49
Development and redevelopment	2	202	N/A	N/A	117	N/A	N/A

Total/Weighted Average	74	3,863	3.9%	9.3%	50	$8,045	$2.20

Weighted Average Retention	81.1%

YEAR TO DATE 2014
New	69	2,900	4.6%	11.0%	60	$11,542	$3.98
Renewal	69	5,019	5.1%	13.4%	56	10,690	2.13
Development and redevelopment	4	295	N/A	N/A	102	N/A	N/A

Total/Weighted Average	142	8,214	4.9%	12.5%	59	$22,232	$2.81

Weighted Average Retention	81.0%

FOUR QUARTERS ROLLING
New	127	4,847	3.8%	11.0%	57	$17,061	$3.52
Renewal	155	10,261	2.2%	10.6%	51	14,981	1.46
Development and redevelopment	8	1,065	N/A	N/A	79	N/A	N/A

Total/Weighted Average	290	16,173	2.6%	10.7%	55	$32,043	$2.12

Weighted Average Retention	81.6%

Lease Expirations for Consolidated Properties as of June 30, 2014(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percent of Total Annualized Base Rent
	(in thousands)	(in thousands)
2014(4)	2,967	$15,395	5.6%
2015	9,894	39,945	14.4%
2016	10,626	45,788	16.6%
2017	9,832	39,517	14.3%
2018	6,877	31,510	11.4%
Thereafter	20,288	104,418	37.7%

Total occupied	60,484	$276,573	100.0%

Available or leased but not occupied	4,954

Total consolidated properties	65,438

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Second Quarter 2014	Page 9
Supplemental Reporting Package

Acquisition and Disposition Summary

For the Six Months Ended June 30, 2014

	Property Name	Market	Size	Occupancy at Acquisition/ Disposition	Occupancy at June 30, 2014
			(building in sq. ft)
BUILDING ACQUISITIONS:
January	1501 Michael Drive	Chicago	174,000	100.0%	100.0%
January	511 S. Royal	Dallas	71,000	100.0%	100.0%
February	8041 S. 228th Street	Seattle	42,000	66.6%	66.6%
March	3401 S. Chicago Street	Chicago	184,000	32.6%	25.8%
March	Fife 45	Seattle	56,000	100.0%	100.0%
March	Prairie Point West(1)	Chicago	363,000	100.0%	100.0%
April	3405-3445 South 5th Street	Phoenix	110,000	100.0%	100.0%
May	1165 Crossroads Parkway	Chicago	472,000	77.3%	77.3%
May	Puyallup Industrial Park (3 buildings)	Seattle	235,000	97.6%	97.6%
June	6400 Hollister Road	Houston	222,000	100.0%	100.0%

Total YTD Purchase Price - $113.3 million			1,929,000	87.0%	86.3%

LAND ACQUISITIONS:
January	DCT Freeport North	Dallas	6.4 acres	N/A	N/A
March	DCT Fife North and Fife South	Seattle	8.6 acres	N/A	N/A
May	DCT Fife Distribution Center	Seattle	21.0 acres	N/A	N/A
May	DCT Frankford Trade Center	Dallas	6.2 acres	N/A	N/A

Total YTD Land Purchase Price - $9.8 million			42.2 acres

BUILDING DISPOSITIONS:
January	8th & Vineyard A(2)	So. California	130,000	N/A	N/A
April	4300 Westpark Drive	Atlanta	216,000	100.0%	N/A
April	5300 W. 123rd Place	Chicago	87,000	100.0%	N/A
April	195 Corporate Drive	Chicago	112,000	100.0%	N/A
May	4175 Chandler Drive	Chicago	222,000	100.0%	N/A
June	8th & Vineyard B(3)	So. California	99,000	N/A	N/A
June	2831 Peterson Place	Atlanta	20,000	59.4%	N/A

Total YTD Sales Price - $48.1 million			886,000	98.8%

LAND DISPOSITIONS:
March	Boone Industrial Park	Indianapolis	28.4 acres	N/A	N/A

Total YTD Sales Price - $1.1 million			28.4 acres

(1)	During March 2014, we purchased our partner’s 50.0% interest in one property from the IDI-DCT joint venture for $10.3 million.
(2)	During January 2014, we completed the build-to-suit and sold 8th & Vineyard A, a 130,000 square foot building located in the Inland Empire West submarket of Southern California.
(3)	During June 2014, we sold the development project 8th & Vineyard B, a 99,000 square foot building located in the Inland Empire West submarket of Southern California.

Second Quarter 2014	Page 10
Supplemental Reporting Package

Development Overview

As of June 30, 2014

						Costs Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q2-2014	Cumulative Costs at 6/30/2014	Projected Investment	Completion Date(3)	Percent Leased(5)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:
Stabilized in Q2 2014
DCT Airtex Industrial Center I	Houston	13	1	267	100%	$1,933	$14,748	$14,873	Q4-2013	100%
DCT Auburn 44	Seattle	3	1	49	100%	163	4,887	4,892	Q2-2014	100%
Slover Logistics Center II	So. California	28	1	610	100%	3,741	36,554	36,767	Q2-2014	100%

		44	3	926	100%	$5,837	$56,189	$56,532		100%

Projected Stabilized Yield(1)		7.6%

Projects Under Development
Development Projects in Lease Up
DCT Beltway Tanner Business Park	Houston	11	1	133	100%	$429	$11,055	$15,565	Q1-2014	88%
DCT Sumner South Distribution Center	Seattle	9	1	188	100%	227	10,612	12,878	Q1-2014	56%

	Total	20	2	321	100%	$656	$21,667	$28,443		69%

Under Construction
DCT Freeport North	Dallas	6	1	100	100%	$264	$1,579	$6,969	Q4-2014	0%
DCT Airtex Industrial Center II	Houston	7	1	125	100%	2,144	4,073	9,882	Q4-2014	0%
DCT Northwest Crossroads Logistics Centre I	Houston	21	1	362	100%	2,985	7,098	20,751	Q4-2014	53%
DCT Airport Distribution Center North Building C	Orlando	8	1	97	100%	1,674	3,258	6,693	Q4-2014	0%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%	3,048	33,760	42,861	Q3-2014	0%
DCT Fife 45 North	Seattle	5	1	79	100%	115	1,300	6,971	Q4-2014	0%
DCT Fife 45 South	Seattle	4	1	64	100%	102	1,017	5,572	Q4-2014	0%
DCT Rialto Logistics Center	So. California	42	1	928	100%	12,880	35,850	59,560	Q4-2014	0%

	Total	123	8	2,404	100%	$23,212	$87,935	$159,259		8%

Projects Under Development		143	10	2,725	100%	$23,868	$109,602	$187,702		15%

Projected Stabilized Yield - Projects		7.6%

Development Projects for Sale
8th & Vineyard C	So. California	3	1	55	91%	$86	$1,389	$4,727	Q1-2015	N/A
8th & Vineyard E	So. California	2	1	39	91%	65	1,022	3,752	Q1-2015	N/A

	Total	5	2	94	91%	$151	$2,411	$8,479

Development Project Sold
8th & Vineyard B	So. California	4	1	99	91%	$131	$5,986	$5,988	Q1-2014	N/A
Pre-Development(2)
DCT River West	Atlanta	47			100%	$223	$7,042
DCT Frankford Trade Center	Dallas	6			100%	1,139	1,139
DCT Northwest Crossroads Logistics Centre II	Houston	18			100%	58	3,015
Seneca Commerce Center Phase I	Miami	14			90%	31	1,680
Seneca Commerce Center Phase II	Miami	11			90%	19	1,398
Seneca Commerce Center Phase III	Miami	11			90%	18	1,302
DCT White River Corporate Center Phase II North	Seattle	13			100%	181	6,328
DCT White River Corporate Center Phase II South	Seattle	4			100%	54	1,367
DCT Fife Distribution Center North	Seattle	9			100%	2,876	2,876
DCT Fife Distribution Center South	Seattle	12			100%	3,781	3,781
8th & Vineyard D	So. California	4			91%	123	1,688
DCT Jurupa Ranch(4)	So. California	39			100%	39	26,467

	Total	188				$8,542	$58,083

(1)	Yield computed on a GAAP basis including rents on a straight-line basis.
(2)	Excludes land held totaling 119 acres with cumulative costs of approximately $16.0 million at June 30, 2014.
(3)	The completion date represents the date of building shell completion or estimated date of shell completion.
(4)	The property is currently leased through December 2014.
(5)	Percentage leased is computed as of the press release date.

Second Quarter 2014	Page 11
Supplemental Reporting Package

Indebtedness

(dollar amounts in thousands)

As of June 30, 2014

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of June 30, 2014
SENIOR UNSECURED NOTES:
2015 Notes, fixed rate	5.63%	5.63%	June 2015	$40,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2018 Notes, variable rate(1)	1.50%	1.50%	February 2018	225,000
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	4.62%	4.73%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,488)

				$1,122,512

MORTGAGE NOTES(4):
Fixed rate secured debt	5.83%	5.17%	January 2015 – Aug. 2025	284,168
Premiums (discounts), net of amortization				5,248

				$289,416

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	1.33%	1.33%	February 2017	73,000

Total carrying value of consolidated debt				$1,484,928

Fixed rate debt	5.32%	5.46%		80%
Variable rate debt	1.46%	1.46%		20%

Weighted average interest rate	4.54%	4.66%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$823
IDI				11,110
Stirling Capital Investments (SCLA)				36,532

				$48,465

Scheduled Principal Payments of Debt as of June 30, 2014 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes(4)	Unsecured Credit Facility	Total
2014	$—	$3,660	$—	$3,660
2015	40,000	50,122	—	90,122
2016	99,000	61,334	—	160,334
2017	51,000	11,929	73,000	135,929
2018	306,500	6,583	—	313,083
2019	46,000	51,203	—	97,203
2020	50,000	69,947	—	119,947
2021	92,500	18,475	—	110,975
2022	130,000	3,303	—	133,303
2023	310,000	6,363	—	316,363
Thereafter	—	1,249	—	1,249

Total	$1,125,000	$284,168	$73,000	$1,482,168

(1)

The $225.0 million term loan facility bears interest at a variable rate equal to LIBOR, plus a margin of between 1.10% to 2.05% per annum, or, at our election, an alternate base rate plus a margin of between 0.10% to 1.05% per annum, depending on our public debt credit rating.

(2)

The $300.0 million senior unsecured revolving credit facility matures in February 2017 and bears interest at a variable rate equal to LIBOR, plus a margin of between 1.00% to 1.75% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum, depending on our public debt credit rating. There was $227.0 million available under the unsecured revolving credit facility as June 30, 2014.

(3)	Based on our ownership share as of June 30, 2014.
(4)	Mortgage notes includes approximately $4.5 million of principal debt and $0.2 million of debt premiums associated with a property held for sale as of June 30, 2014.

Second Quarter 2014	Page 12
Supplemental Reporting Package

Capitalization and Fixed Charge Coverage

(unaudited, dollar amounts in thousands, except share price)

Capitalization at June 30, 2014

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	332,774	$8.21	$2,732,075
Operating partnership units outstanding	17,168	$8.21	140,949

Total equity market capitalization			2,873,024

Consolidated debt			1,484,928
Less: Noncontrolling interests’ share of consolidated debt(2)			(8,831)
Proportionate share of debt related to unconsolidated joint ventures			48,465

DCT share of total debt			1,524,562

Total market capitalization			$4,397,586

DCT share of total debt to total market capitalization			34.7%

Fixed Charge Coverage

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income attributable to common stockholders(3)	$6,801	$10,809	$7,118	$12,088
Interest expense	16,182	15,327	32,238	32,187
Proportionate share of interest expense from unconsolidated joint ventures	361	414	678	859
Real estate related depreciation and amortization	37,270	34,171	73,703	66,861
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,345	1,473	2,811	2,962
Income tax (benefit) expense and other taxes	(241)	323	(152)	432
Stock-based compensation	1,457	1,283	2,761	2,356
Noncontrolling interests	469	858	620	1,215
Non-FFO gains on acquisitions and dispositions of real estate interests	(5,489)	(14,631)	(7,436)	(17,508)

Adjusted EBITDA	$58,155	$50,027	$112,341	$101,452

CALCULATION OF FIXED CHARGES
Interest expense	$16,182	$15,327	$32,238	$32,187
Capitalized interest	2,011	1,907	3,959	3,951
Amortization of loan costs and debt premium/discount	(143)	(54)	(256)	(100)
Other noncash interest expense	(1,027)	(1,000)	(2,051)	(2,000)
Proportionate share of interest expense from unconsolidated joint ventures	361	414	678	859

Total fixed charges	$17,384	$16,594	$34,568	$34,897

Fixed charge coverage	3.3	3.0	3.2	2.9

(1)	Excludes 1.8 million shares of unvested Long-Term Incentive Plan Units, 0.6 million shares of unvested Restricted Stock and 0.3 million Phantom Shares outstanding as of June 30, 2014.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Second Quarter 2014	Page 13
Supplemental Reporting Package

Investment in Unconsolidated Ventures Summary

(unaudited, dollar amounts in thousands)

Statements of Operations & Other Data

	For the Six Months Ended June 30, 2014
	TRT- DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$1,432	$10,898	$1,565	$—	$6,000
Rental expenses and real estate taxes	329	2,862	406	—	955

Net operating income	1,103	8,036	1,159	—	5,045
Depreciation and amortization	464	4,896	973	—	2,458
General and administrative	3	369	3	—	621

Operating income	636	2,771	183	—	1,966
Interest expense	319	—	353	—	1,704
Interest and other expense	7	2	25	—	6

Net income (loss)	$310	$2,769	$(195)	$—	$256

Other Data:
Number of buildings	4	13	2	—	6
Square feet (in thousands)	735	4,605	1,060	—	2,160
Occupancy	100.0%	99.6%	84.3%	0.0%	99.6%
DCT ownership	10.0%	20.0%	50.0%	75.0%	50.0	%(1)

Balance Sheets
	As of June 30, 2014
	TRT- DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford(5)	Stirling Capital Investments
Total investment in properties	$25,983	$280,244	$40,515	$7,593	$111,993
Accumulated depreciation and amortization	(6,457)	(67,228)	(4,966)	—	(19,471)

Net investment in properties	19,526	213,016	35,549	7,593	92,522
Cash and cash equivalents	367	4,434	419	47	539
Other assets	614	5,224	1,084	3	3,217

Total assets	$20,507	$222,674	$37,052	$7,643	$96,278

Other liabilities	$583	$5,086	$441	$14	$736
Secure debt maturities – 2014	—	—	—	—	—
Secure debt maturities – 2015	—	—	22,220 (3)	—	—
Secure debt maturities – 2016	8,231 (2)	—	—	—	—
Secure debt maturities – 2017	—	—	—	—	73,064	(4)
Secure debt maturities thereafter	—	—	—	—	11,538	(4)

Total secured debt	8,231	—	22,220	—	84,602

Total liabilities	8,814	5,086	22,661	14	85,338
Partners or members’ capital	11,693	217,588	14,391	7,629	10,940

Total liabilities and partners or members’ capital	$20,507	$222,674	$37,052	$7,643	$96,278

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$8.2 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(3)	$22.2 million of debt requires interest only payments through October 2015 and has a weighted average variable interest rate of LIBOR plus 2.35%.
(4)

$73.1 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%. $11.5 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed rate of 8.5%.

(5)	As of June 30, 2014 47.0 acres were held for future development.

Second Quarter 2014	Page 14
Supplemental Reporting Package

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for discounts/premiums and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other noncash interest expense.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease. New leases where there were no prior comparable leases due to materially different lease structures are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Second Quarter 2014	Page 15
Supplemental Reporting Package

Definitions

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Reconciliation of income (loss) from continuing operations to NOI: (amounts in thousands)
Income (loss) from continuing operations	$1,683	$(4,551)	$2,142	$(7,980)
Income tax (benefit) expense and other taxes	(241)	323	(184)	432
Interest and other (income) expense	23	(63)	(5)	(227)
Interest expense	16,182	15,327	32,238	32,187
Equity in earnings of unconsolidated joint ventures, net	(697)	(571)	(4,310)	(962)
General and administrative	7,498	7,362	14,332	13,703
Real estate related depreciation and amortization	37,270	31,594	73,703	61,790
Impairment losses	376	—	4,735	—
Development profit, net of taxes	(1,288)	—	(2,016)	(268)
Gain on acquisitions and dispositions of real estate interests	—	—	(2,045)	—
Casualty and involuntary conversion (gain) loss	(340)	58	(340)	(2)
Institutional capital management and other fees	(308)	(707)	(1,072)	(1,520)

Total GAAP net operating income	60,158	48,772	117,178	97,153
Less net operating income – non-same store properties	(10,153)	(1,332)	(20,131)	(2,823)

Same store GAAP net operating income	50,005	47,440	97,047	94,330
Less revenue from lease terminations	—	(196)	(925)	(311)
Add early termination straight-line rent adjustment	103	234	366	253

Same store GAAP net operating income, excluding revenue from lease terminations	50,108	47,478	96,488	94,272
Less straight-line rents, net of related bad debt expense	(1,745)	(995)	(2,569)	(1,984)
Less amortization of above/(below) market rents	(344)	(387)	(695)	(786)

Same store cash net operating income, excluding revenue from lease terminations	$48,019	$46,096	$93,224	$91,502

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented.

Second Quarter 2014	Page 16
Supplemental Reporting Package

Definitions

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Second Quarter 2014	Page 17
Supplemental Reporting Package